UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 27, 2007

                               TRANS ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     0-23530                    93-0997412
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    FORM 8-K

Section 3 - Securities and Trading Markets

Item 3.01      Notice of  Delisting  or Failure to Satisfy a  Continued  Listing
---------      Rule or Standard: Transfer of Listing.
               -----------------------------------------------------------------

     On April 23, 2007, Trans Energy, Inc. received notification from the NASD that Trans Energy's common stock would be removed from quotation on the OTCBB, effective the opening of business on April 27 2007.

     This action was taken pursuant to NASD Rule 6530(e) that in part provides that if an issuer is delinquent in its reporting obligations to the SEC three times in a 24-month period, it will be ineligible for quotation on the OTCBB for a period of one year. Trans Energy filed its Form 10-KSB for the year ended December 31, 2006 on April 18, 2007, one day following the due date and extension period. The company was in the process of finalizing its filing on April 17, but was unable to file with the SEC by the 5:30 PM (EDT) deadline, although it did make an abortive attempt to file after the 5:30 deadline. The report was successfully filed the following day and was considered delinquent. This represented the third occasion within the past 24 months that a report was deemed delinquent.

     Trans Energy common stock will continue to be quoted on the "Pink Sheets" under the symbol "TENG". Management intends to re-apply to the OTCBB after the one-year period.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.
---------     ----------------------------------

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------

         99.1     Notice to Trans Energy, Inc. (Posted on company web site)
-------------

Notes about Forward-looking Statements

     Statements contained in this current report that are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRANS ENERGY, INC.



Date:   April 27, 2007                By         /S/ WILLIAM F. WOODBURN
                                         -------------------------------------
                                          William F. Woodburn
                                          Chief Operating Officer and Director



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